                                                                  EXHIBIT 10(i)e

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of March 15, 2004, is entered into among COMMERCIAL METALS COMPANY, a Delaware corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"). BANK OF AMERICA, N.A., as Administrative Agent, THE BANK OF TOKYO-MITSUBISHI, LTD. and ABN AMRO BANK N.V., as Co-Syndication Agents, and MELLON BANK, N.A. and BNP PARIBAS, as Co-Documentation Agents.

                                   BACKGROUND

         A. The Borrower, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 8, 2003 (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B.       The Borrower has requested an amendment to the Credit
Agreement.

         C. The Lenders, the Co-Syndication Agents, the Co-Documentation Agents and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents, and the Administrative Agent covenant and agree as follows:

         1. AMENDMENT. Section 7.03 of the Credit Agreement is hereby amended to read as follows:

                  SECTION 7.03   MERGERS, CONSOLIDATIONS AND SALES OF ASSETS.

                  (a) The Borrower shall not, and shall not permit any Material Subsidiary to, consolidate with or be a party to a merger with any other corporation; except:

                           (i) any Material Domestic Subsidiary or any Solvent Subsidiary may merge or consolidate with or into the Borrower or any Material Domestic Subsidiary, so long as in any merger or consolidation involving the Borrower, the Borrower shall be the surviving or continuing corporation and any merger or consolidation involving a Subsidiary that is not a Material Domestic Subsidiary, the Borrower or the Material Domestic Subsidiary shall be the surviving or continuing corporation;

                           (ii) the Borrower may consolidate or merge with any other corporation provided (A) the Borrower shall be the surviving or


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                  continuing corporation, and (B) at the time of such
                  consolidation or merger and after giving effect thereto no Default or Event of Default shall have occurred and be continuing; and

                           (iii) any Material Domestic Subsidiary may sell, lease or otherwise dispose of all or any substantial part of its assets to the Borrower or any Material Domestic Subsidiary.

                  (b) The Borrower shall not, and shall not permit any Subsidiary to, sell any of its assets, except for full, fair and reasonable consideration.

                  (c) The Borrower shall not, and shall not permit CMC Steel Fabricators, Inc., d/b/a SMI Joist Co. (Hope, AR), Howell Metals Company, Owen Electric Steel Company of South Carolina, SMI Steel, Inc., and Structural Metals, Inc. (collectively, the "Securitizing Subsidiaries") to, sell, securitize or otherwise transfer or encumber accounts receivable resulting in funding aggregating more than $160,000,000 at any one time outstanding, except as the same may be permitted by Section 7.01, 7.03(a)(iii) or 7.03(b).

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of their properties are subject; and


                                       2
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         (e)      no authorization, approval, consent, or other action by,
notice to, or filing with, any governmental authority or other Person (including the board of directors of the Borrower) is required for the execution, delivery or performance by the Borrower of this First Amendment.

         3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:

         (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower; and

         (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         4.       REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

         6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         7. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall


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retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

         8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


                                       4
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         IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

                                             COMMERCIAL METALS COMPANY




                                              By: /s/ Stanley A. Rabin
                                                  ------------------------------
                                                  Name:  Stanley A. Rabin
                                                  Title: Chairman of the Board,
                                                         President and
                                                         Chief Executive Officer

                                        BANK OF AMERICA, N.A., as Administrative
                                        Agent




                                        By: /s/ Brian D. Corum
                                           -------------------------------------
                                           Name:  Brian D. Corum
                                           Title: Managing Director

                                        BANK OF AMERICA, N.A., as a Lender




                                        By: /s/ Brian D. Corum
                                           -------------------------------------
                                           Name:  Brian D. Corum
                                           Title: Managing Director

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        as Co-Syndication Agent and as a Lender




                                        By: /s/ D. Barnell       /s/ J. Mearns
                                           -------------------------------------
                                           Name:  D. Barnell        J Mearns
                                           Title: Vice President    VP & Manager

                                        ABN AMRO BANK N.V., as Co-Syndication
                                        Agent and as a Lender




                                        By: /s/ Angela Noique
                                           -------------------------------------
                                           Name:  Angela Noique
                                           Title: Group Vice President




                                        By: /s/ Carla Sweet
                                           -------------------------------------
                                           Name:  Carla Sweet
                                           Title: Vice President

                                        MELLON BANK, N.A., as Co-Documentation
                                        Agent and as a Lender




                                        By: /s/ William M. Feathers
                                           -------------------------------------
                                           Name: William M. Feathers
                                           Title: Vice President

                                        BNP PARIBAS, as Co-Documentation Agent
                                        and as a Lender




                                        By: /s/ Angela Arnold
                                           -------------------------------------
                                           Name:  Angela Arnold
                                           Title: Vice President




                                        By: /s/ Craig Pierce
                                           -------------------------------------
                                           Name:  Craig Pierce
                                           Title: Vice President

                                        COMERCIA BANK, as a Lender




                                        By: /s/ Janet Wheeler
                                           -------------------------------------
                                           Name: Janet Wheeler
                                           Title: Corporate Banking Officer

                                        AUSTRALIA AND NEW ZEALAND
                                        BANKING GROUP LIMITED




                                        By: /s/ John Wade
                                           -------------------------------------
                                           Name: John Wade
                                           Title: Director

                                        NATIONAL AUSTRALIA BANK




                                        By: /s/ Scott Tuhy
                                           -------------------------------------
                                           Name: Scott Tuhy
                                           Title: Director

                                        THE BANK OF NOVA SCOTIA




                                        By: /s/ William E. Zarrett
                                           -------------------------------------
                                           Name: William E. Zarrett
                                           Title: Managing Director

                                  SOCIETE GENERALE




                                  By: /s/ Craig A. Tashji   /s/ Bourence Tenesle
                                       -----------------------------------------
                                       Name: Craig A. Tashji    Bourence Tenesle
                                       Title: Managing Director   Vice President

                                           WELLS FARGO BANK, N.A.




                                           By: /s/ Yousuf Omar
                                           -------------------------------------
                                           Name: Yousuf Omar
                                           Title: Senior Relationship Manager

                                        HARRIS NESBITT FINANCING, INC.
                                        (formerly known as BMO Nesbitt Burns
                                        Financing, Inc.)




                                        By: /s/ Joseph W. Linder
                                           -------------------------------------
                                           Name: Joseph W. Linder
                                           Title: Vice President

                                        FORTIS CAPITAL CORP.




                                        By: /s/ Patrick Jaberg
                                           -------------------------------------
                                           Name: Patrick Jaberg
                                           Title: Sr. Associate




                                        By: /s/ Walter Vollebregt
                                           -------------------------------------
                                           Name: Walter Vollebregt
                                           Title: Director

                                        HIBERNIA NATIONAL BANK




                                        By: /s/ Michael R. Geissler
                                           -------------------------------------
                                           Name: Michael R. Geissler
                                           Title: Vice President

                                        HSBC BANK USA




                                        By: /s/ J.N. Wieser
                                           -------------------------------------
                                           Name: J.N. Wieser
                                           Title: M.D.

                                        SOUTHWEST BANK OF TEXAS, N.A.




                                        By: /s/ Melinda N. Jackson
                                           -------------------------------------
                                           Name: Melinda N. Jackson
                                           Title: Senior Vice President